SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) July 8, 1996

                              THE LEHIGH GROUP INC.

             (Exact name of registrant as specified in its charter)

         Delaware                                             13-1920670
- ----------------------------                              ----------------
(State or other jurisdiction                              (I.R.S. Employer
 of incorporation or                                       Identification No.)
 organization)

                                      1-155
                            ------------------------
                            (Commission File Number)

810 Seventh Avenue
New York, New York                                                    10019
- ------------------                                                   -------
(Address of principal                                                (Zip Code)
 executive offices)

        Registrant's telephone number, including area code(212) 333-2620



                                                         Exhibit Index on Page 4

ITEM 5.           OTHER EVENTS.

         Attached as an exhibit hereto is the Company's press release dated July 9, 1996, which is being filed under cover of this Current Report on Form 8-K pursuant to Rule 135C(d) of the Securities Act of 1933, as amended.



ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

    (c)      Exhibits -

    99       -     Press Release dated July 9, 1996

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  July 16, 1996                 THE LEHIGH GROUP INC.
                                                (Registrant)



                                     By: /s/Robert A. Bruno
                                         ----------------------------

                                     Name:      Robert A. Bruno
                                          ---------------------------

                                     Title: Vice President and General Counsel
                                            ----------------------------------

                                  EXHIBIT INDEX



         Exhibit No.       Description
         -----------       -----------


          99 Press release dated July 9, 1996 announcing that the Company and DHB Capital Group Inc. executed a definitive merger agreement and describing a summary of the transaction.